                                                                    EXHIBIT 10.9

                            STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of the 30th day of April, 1993, by and among Aegis Financial Corporation, a Delaware corporation (the "Company"), and the stockholders of the Company (collectively, the "Stockholders").

                                  BACKGROUND

     A. The Company and Grant Financial Group, Inc., a California corporation and a Stockholder ("GFG"), have entered into an Asset Purchase Agreement dated as of April 30, 1993 pursuant to which the Company will acquire substantially all of the assets of GFG (the "Acquisition"). Following the Acquisition, the Stockholders will own all of the outstanding shares of capital stock of the Company (which shares, together with any shares of capital stock of the Company subsequently acquired by the Stockholders or issued upon conversion of such shares, shall be referred to as the "Shares").

     B. As a condition to the consummation of the Acquisition, the Company and the Stockholders are entering into this Agreement. This Agreement shall only be effective upon the effectiveness of the Acquisition and shall be of no effect if the Acquisition does not occur.

                                   AGREEMENT

     THE COMPANY AND THE STOCKHOLDERS HEREBY AGREE AS FOLLOWS:

     1. Election of Directors. Each Stockholder hereby agrees to vote such Stockholder's Shares for the election as director of any person nominated by the Board of Directors of the Company and agrees not to vote for the removal of any such person as a director unless so recommended by the Board of Directors.

     2.   Transfer of Shares

          2.1. Right of First Refusal Upon Transfer. If a Stockholder wishes to transfer any or all of such Stockholder's Shares or any interest therein (a "Selling Stockholder"), the Selling Stockholder shall first offer such Shares to the Company by providing it with a notice (the "Transfer Notice") naming the proposed transferee, specifying the number of Shares to be transferred, the price per Share and all other terms of the transfer and offering to sell such Shares to the Company at the same price and upon the same terms and conditions. The Company shall have 15 days from the receipt of the Transfer Notice within which to give the Selling Stockholder written notice (the "Purchase Notice") that it agrees to purchase all such Shares at the price and on the terms and conditions set forth in the Transfer Notice, and if such Purchase Notice is given
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within such 15-day period, the Company shall have 45 days from receipt of the
Transfer Notice within which to complete the purchase of such Shares at the price and on the terms set forth in the Transfer Notice. If the Company does not deliver a Purchase Notice to the Selling Stockholder within 20 days after receipt of a Transfer Notice from such Stockholder, such Stockholder shall have the right (subject to compliance with Section 2.2), for a period of 60 days from the day upon-which the-Company received the Transfer Notice, to transfer such Shares to the transferee named in the Transfer Notice; provided, however, that such transfer must be at a price not less than the price offered to the Company in the Transfer Notice, for the number of Shares specified in the Transfer Notice and on terms and conditions no more favorable than those specified in the Transfer Notice. The Company may assign its right under this Section 2.1 to any other person or entity, including other Stockholders.

          2.2. Co-Sale Right. If the Company does not elect to purchase all of the Shares specified in the Transfer Notice pursuant to Section 2.1, the Selling Stockholder shall disclose to the other Stockholders (the "Other Stockholders") at least 20 days prior to consummation of the transfer the same information provided to the Company in the Transfer Notice (the "Sale Notice"). Each Other Stockholder may elect to join the Selling Stockholder as a seller in such sale by delivering written notice of such election to the Selling Stockholder within 10 days after receipt of the Sale Notice. Each Other Stockholder choosing to do so may participate in the sale by selling to the proposed purchaser at the price and terms specified in the Sales Notice an aggregate number of Shares equal to or less than the product of (a) the total number of Shares to be acquired by the purchaser in such sale, multiplied by (b) a fraction, (i) the numerator of which is the number of Shares held by such Other Stockholder, and (ii) the denominator of which is the aggregate number of Shares held by the Selling Stockholder and all Other Stockholders that have elected to participate in such transaction. Failure of an Other Stockholder to give timely notice of its election to participate as a seller will be deemed conclusively to constitute an election not to participate. The Selling Stockholder shall conclude the proposed sale at a price and on terms no more favorable to the Selling Stockholder than the price and terms specified in the Sale Notice within 50 days of the date of the Sale Notice.

          2.3. Permitted Transfers. A Stockholder may transfer any or all of such Stockholder's Shares without complying with Sections 2.1 and 2.2 if (a) such transfer is made either (i) to such Stockholder's spouse or children, or to a trust for the benefit of any of the foregoing or such Stockholder, or (ii) if such Stockholder is an entity, to the shareholders or partners of such Stockholder or to any parent or subsidiary of such Stockholder or other entity affiliated with such Stockholder, and (b) the transferee acknowledges in writing that the Shares so transferred are subject to the terms and conditions of this Agreement and agrees to be bound by this Agreement.

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

          2.4. Restriction on Transfer by GFG. GFG shall not transfer any shares of Class B Common Stock of the Company until such time as GFG has satisfied all obligations owed to GFG's creditors.

          2.5. Effect of Noncompliance. Any transfer made without complying with this Section 2 shall be void and of no effect.

     3. Bring-Along Provision. If Stockholders holding 66-2/3% or more of the outstanding Shares (the "Majority Stockholders") find an investor to acquire all outstanding shares of capital stock of the Company, the Majority Stockholders have the right, upon giving 30-days written notice thereof to the other Stockholders, to require the other Stockholders to participate in such transaction; provided that the disposition of Shares by the Majority Stockholders is at the same consideration per share and on the same terms and conditions as the disposition of the other Stockholders' Shares, and the other Stockholders shall receive their pro rata portion of any other consideration received by the Majority Stockholders in respect of such transaction. Each Stockholder hereby agrees to deliver such Stockholder's Shares free and clear of all liens or encumbrances in connection with a disposition pursuant to this Section.

     4.   Representations and Warranties

          4.1. Representations and Warranties of Stockholders. Each Stockholder hereby represents and warrants to the other Stockholders and to the Company that:

                4.1.1 No Conflicts. The execution, delivery and performance of this Agreement by such Stockholder will not result in a violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice, any material contract, obligation or commitment to which such Stockholder is a party or by which it is bound.

                4.1.2 Enforceability. Assuming due execution and delivery by the Company and the other Stockholders, this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors, rights and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                4.1.3 Capacity. Such Stockholder has the requisite legal capacity to enter into this Agreement.

                4.1.4 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or

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local governmental authority in the United States, or of any other person or entity (which has not been obtained) on the part of such Stockholder is required in connection with such Stockholder's valid execution and delivery of this Agreement.

          4.2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders that:

                4.2.1 No Conflicts with Other Instruments. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Certificate of Incorporation or Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) to the Company's knowledge, any statue, rule or governmental regulation applicable to the Company.

                4.2.2 Enforceability. Assuming due execution and delivery by the Stockholders, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors, rights and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law.

                4.2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations under this Agreement has been taken.

                4.2.4 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority in the United States, or of any other person or entity (which has not been obtained) on the part of the Company is required in connection with the Company's valid execution and delivery of this Agreement.

     5.   Registration Rights

          5.1.  Demand Registration

                5.1.1 Request for Registration. If at any time after April 30, 1997, and before April 30, 2001, the Company receives from Stockholders holding 50% or more of the outstanding Shares (the "Initiating Holders") a written request that the Company register with the Securities and Exchange Commission (the "SEC") at least thirty percent (30%) of the outstanding Shares, or a lesser percentage if the aggregate

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offering price (net of underwriting discounts and commissions) to the public of the Shares is reasonably expected to exceed $5,000,000, the Company shall: (i) promptly, but in any event within ten (10) days, give written notice of the proposed registration to all other Stockholders; and (ii) as soon as practicable, but in any event within ninety (90) days after receipt of the request of the Initiating Holders, use its best efforts to effect such registration of the Shares of the Initiating Holders together with all or such portion of the Shares of any other Stockholder who has given written notice to the Company within fifteen (15) days after receiving such written notice from the Company pursuant to clause (ii) above. Such obligation shall include, without limitation, the execution of an undertaking to file post-effective qualifications under applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act of 1933, as amended (the "Act"), and any other governmental requirements or regulations. The Company shall have the right, exercisable one time only during any 12-month period, to delay the effectiveness of such request of the Initiating Holders until up to one hundred twenty (120) days after delivery of the request if the Board of Directors of the Company has determined in good faith that such a registration would be seriously detrimental to the Company at such time. The Initiating Holders may withdraw the request during such one hundred twenty (120) days period, in which event such Initiating Holders shall not be deemed to have made the request. The Company shall not be obligated to take any action to effect any registration pursuant to this Section 5.1 after the closing of the sale of Shares resulting from one previous registration effected pursuant to a request under this Section 5.1.

                5.1.2 Registration of Other Securities. Any registration statement filed pursuant to the request of the Initiating Holders under this
Section 5.1 may, subject to the provisions of Section 5.1.3, include securities of the Company other than the Shares.

               5.1.3 Underwriting in Demand Registration. If the Initiating Holders intend to use an underwriter to distribute the Shares covered by their request, they shall so advise the Company in their request and the Company shall include such information in its written notice to the other Stockholders. In such event, the right of any Stockholder to registration pursuant to this
Section 5.1 shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of all or part of such Stockholder's Shares in the underwriting, unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Stockholder. The Company shall enter into an underwriting agreement in customary form with an underwriter selected by the Stockholders holding a majority of the Shares proposed to be included in the underwriting, but subject to the approval of the Company which shall not be unreasonably withheld. The underwriting agreement may contain provisions regarding indemnification and contribution from the Company. Notwithstanding any other provision of this Section 5.1, if the underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares is

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to be included in the underwriting, then securities of the Company other than the Shares shall first be excluded from such registration to the extent required by such underwriting limitation. If a further limitation of the number of shares is still required, the Company shall so advise the Initiating Holders and the number of shares included in such underwriting and registration shall be allocated among the Stockholders requesting registration in proportion, as nearly as practicable, to the total number of shares held by such Stockholders at the time of the filing of the registration statement. If the number of Shares so excluded exceeds twenty percent (20%) of the number of Shares which the Stockholders have requested to be included in such registration, then the Initiating Holders shall be entitled, on behalf of the Stockholders, either (i) to require that the registration be deferred for such period of time as the Initiating Holders, the Company and the underwriter may mutually agree upon, but in no event for more than ninety (90) days from delivery of a written notice of the Initiating Holders to the Company requesting such delay, or (ii) to withdraw the registration request, in which case it shall not count as the Stockholders, one demand registration. If any Stockholder disapproves of the terms of the underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least seven (7) days prior to the effective date of the registration statement. The Shares so withdrawn also shall be withdrawn from registration.

          5.2.  Piggyback Registration

                5.2.1 Notice of Registration. Subject to the terms of this Agreement, in the event the Company decides to register with the SEC any of its Common Stock (either for its own account or the account of its security holders), the Company will: (i) promptly give each Stockholder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and (ii) include in such registration (and any related qualification under Blue Sky laws or other state securities laws), and in any underwriting involved therein, all the Shares specified in a written request delivered to the Company by any Stockholder within 15 days after delivery of such written notice from the Company.

                5.2.2 Notice of Underwriting. If the registration of which the Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 5.2.1. In such event the right of any Stockholder to registration and the inclusion of such Stockholder's Shares in such underwriting shall be conditioned upon such underwriting to the extent provided in this
Section 5.2. All Stockholders proposing to distribute their Shares through such underwriting shall (together with the Company and the other Stockholders distributing their Shares through such underwriting) enter into an underwriting agreement with the underwriter's representative for such offering. The Stockholders shall have no right to participate in the selection of the underwriters.

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                5.2.3  Marketing Limitations.  In the event the underwriter's representative advises the Stockholders seeking registration of Shares pursuant to this Section 5.2 in writing that market factors require a limitation of the number of Shares to be underwritten, the underwriter's representative may: (a) in the case of the Company's initial registered public offering, exclude some or all from such registration and underwriting pro rata based on the number of Shares requested to be registered by all Stockholders; and (b) in the case of any subsequent registered public offering subsequent to the initial public offering, limit the number of Shares to be included in such registration and underwriting to not less than 10% of the shares of Common Stock included in such registration.

                5.2.4 Withdrawal. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the registration statement. Any Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          5.3. Expenses. The Company shall bear the expenses incurred in complying with this Section 5, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for the Stockholders (if different from the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. Each Stockholder participating in the registration shall bear all underwriting discounts and selling commissions applicable to the sale of such Stockholder's Shares pursuant to this Agreement.

          5.4. Registration Procedures. The Company will keep each Stockholder whose Shares are included in any registration pursuant to this Section 5 advised as to the initiation and completion of such registration. At its expense the Company will furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Stockholder from time to time may reasonably request.

          5.5. Information Furnished by Stockholders. It shall be a condition precedent of the Company's obligations under this Section 5 that each Stockholder participating in any registration furnish to the Company such information regarding such Stockholder as the Company may reasonably request.

          5.6. Market Stand-off. Each Stockholder hereby agrees that, if so requested by the Company and the underwriter's representative (if any), such Stockholder shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided that such restriction shall only apply to the first

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two registration statements of the Company to become effective which include securities to be sold on behalf of the Company to the public in an underwritten offering.

          5.7. Securities Exchange Act of 1934. Following the effective date of the first registration statement filed by the Company for the offering of its securities to the general public, the Company shall file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended.

          5.8.  Indemnification

                5.8.1 Company's Indemnification of Stockholders. To the extent permitted by law, the Company will indemnify each Stockholder, each of its officers, directors and constituent partners, legal counsel for the Stockholders, and each person controlling such Stockholder, with respect to which registration, qualification or compliance of Shares has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will reimburse each such Stockholder, each such underwriter and each person who controls any such Stockholder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 5.8.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Stockholder or controlling person and stated to be for use in connection with the offering of securities of the Company.

                5.8.2 Stockholder's Indemnification of Company. To the extent permitted by law, each Stockholder will, if Shares held by such Stockholder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and

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officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act, and each other such Stockholder, each of its officers, directors and constituent partners and each person controlling such other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Stockholder of any rule or regulation promulgated under the Act applicable to such Stockholder and relating to action or inaction required of such Stockholder in connection with any such registration, qualification or compliance; and will reimburse the Company, such Stockholders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Stockholder and stated to be specifically for use in connection with the offering of securities of the Company provided, however, that each Stockholder's liability under this Section 5.8.2 shall not exceed such Stockholder's proceeds from the offering of securities made in connection with such registration.

                5.8.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5.8, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Stockholders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 5.8, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party at the expense of the indemnifying party. The Company shall not be required to pay the costs of more than one counsel for the Stockholders pursuant to this Section. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such

                                       9
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indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 5.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 5.8.

          5.9. Limitation on Registration Rights. Shares included in a request for registration under this Section 5 shall not be eligible for registration under this Section 5 if either (a) the Shares have previously been sold to the public, or (b) no registration under the Act is required in connection with the disposition of such Shares pursuant to Rule 144 under the Act or otherwise.

          5.10. Conversion of Shares. As a condition to the inclusion of any Shares in a registration statement pursuant to this Section 5, the holders of such Shares, if such Shares are not shares of Class A Common Stock of the Company, must convert, or agree to convert such Shares, into shares of Class A Common Stock at or prior to the closing of the offering contemplated by such registration statement.

     6. Legends on Share Certificates. Each outstanding certificate representing Shares shall bear legends reading substantially as follows:

     The securities represented by this certificate were acquired for investment only and not for resale. They have not been registered under the Securities Act of 1933 or any state securities law. These shares may not be sold, transferred, pledged, or hypothecated unless first registered under such laws, or unless the issuer has received evidence satisfactory to it that registration under such laws is not required.

     The securities represented by this certificate are subject to voting and transfer restrictions and a bring-along right which may require the disposition of the securities in certain circumstances on the terms and conditions set forth in a Stockholders Agreement dated as of April 30, 1993, a copy of which is on file in the office of the Secretary of the issuer. No transfer of such Common Stock will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such Agreement.

     Such certificates shall bear any additional endorsements that may be required for compliance with state securities or blue sky laws or that may be deemed appropriate by the Board of Directors of the Company.

     7. Additional Stockholders. The Company shall not sell any shares of capital stock and the Stockholders shall not transfer any Shares, unless the new shareholder becomes a party to this Agreement by execution of a counterpart hereof. Upon such execution, such shareholder shall be considered a "Stockholder" under this Agreement and the shares of capital stock held and subsequently acquired by such Stockholder shall be considered "Shares" under this Agreement.

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

     8. Termination. This Agreement (except for Sections 5 and 9) shall terminate upon the earlier to occur of: (a) the closing of a firm-commitment underwritten offering of the Common Stock of the Company involving the sale to the public of Common Stock with an aggregate offering price exceeding $5,000,000 pursuant to a registration statement filed under the Act; and (b) the sale of all of the Shares or assets of the Company.

     9.   Miscellaneous.

          9.1. Notices. Any and all notices or other communications provided for herein shall be deemed to be validly given on the date of service if served personally, on the business day after transmission by telecopier or telex with confirmation of receipt, or five days after the date of mailing if mailed in the United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed to the parties at their most current addresses set forth in the records of the Company. The address of any party for notice may be changed by giving notice to the other parties pursuant to this Section 9.1.

          9.2. Captions. The captions at the beginning of the sections in this Agreement are inserted for identification and convenience only and shall not be considered in the construction or interpretation of this Agreement.

          9.3. Construction. Whenever used herein, the singular number shall be deemed to include the plural, and the plural shall be deemed to include the singular. Any reference in the masculine shall be deemed to refer to the feminine. All reference to a party shall include that party's personal representatives, successors, heirs and assigns.

          9.4. Entire Agreement. This Agreement constitutes the entire agreement among the parties on the subject matter hereof and supersedes any and all prior agreements or understandings, whether written or oral. No representations, warranties or inducements, express or implied, have been made by any party to another, except as set forth herein.

          9.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.6. Modification, Waivers and Consents. No amendment, alteration or modification of this Agreement shall be valid unless in a writing signed by the Company and Stockholders holding a majority of the outstanding Shares. No waiver of any provision of this Agreement shall be valid unless made in writing. Any action, consent or agreement required from the Stockholders under or in connection with this Agreement shall be effective upon the written action, consent or agreement of Stockholders holding a majority of the Shares.

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

          9.7. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, heirs, successors and assigns of the parties to this Agreement, unless expressly provided otherwise in this Agreement.

          9.8. Attorneys' Fees. In any action to enforce or interpret the provisions of this Agreement the prevailing party shall be entitled to recover such party's reasonable costs of suit, including reasonable attorneys, fees, in addition to any other recovery or relief.

          9.9. Severability. If any portion of this Agreement shall be determined to be invalid or unenforceable in a court of competent jurisdiction, the remainder shall be valid and enforceable to the maximum extent possible.

          9.10. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and enforced in accordance with the laws of the State of California applicable to contracts made in that state between residents of that state.

          9.11. Specific Performance. The Shares of the Company cannot be readily purchased or sold on the open market, and for that reason, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Should any dispute arise under this Agreement, including, without limitation, a breach of any covenant under this Agreement, the parties agree that a decree of specific performance shall be an appropriate remedy. This remedy shall be cumulative and not exclusive and shall be in addition to any other remedies which the parties may have.

          9.12. Further Instruments. From time to time, each party hereto shall execute and deliver such instruments as may be reasonably necessary to carry out the intent and purpose of this Agreement.

          9.13. Arbitration. Any controversy arising out of, or relating to, this Agreement as it may be amended from time to time, including any claim for damages or injunctive relief, shall be settled by arbitration in San Francisco, California in accordance with the rules then obtaining of the American Arbitration Association. The parties consent to the jurisdiction of the Supreme Court of the State of California and of the United States District Court for the Northern District of California, for all purposes in connection with arbitration. The parties consent that any process or notice of motion or other application to either of said courts, and any paper in connection with arbitration, may be served by certified mail, return receipt requested or by personal service or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed.

     IN WITNESS WHEREOF, the parties hereto and their spouses have duly executed and delivered this Agreement the day and year first above written.

The Company:                            AEGIS MORTGAGE ACCELERATION CORPORATION,
                                        a Delaware corporation

                                        By:_____________________________________

                                        Title:__________________________________

Stockholders:

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Printed Name of Stockholder)

                                        ________________________________________
                                        (Title if Stockholder is an entity)

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

                                SPOUSAL CONSENT

     Each of the undersigned (each of whom is the spouse of one of the individual Stockholders whose signature appears above) hereby consents to his or her respective spouse's execution of the foregoing Agreement, acknowledges that the Company is a business interest that is subject to the sole management and control of his or her respective spouse, agrees to be bound by the terms of this Agreement, and hereby irrevocably appoints his or her respective spouse as the agent of the undersigned for the purposes of executing and performing any actions directly or indirectly relating to the Company and the foregoing Agreement, including without limitation, amendments and supplements to or waivers, consents, or approvals under the Agreement, without further signature or consent of or notice to the undersigned.



                                        ________________________________________
                                        (Signature)


                                        ________________________________________
                                        (Printed Name)

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